                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John Howell Bullion, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign a Registration Statement on Form S-3 of Orphan Medical, Inc. and any and all amendments thereto, including post-effective amendments, for the sale of shares of Orphan by certain selling stockholders, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with such state securities commissions and other agencies as necessary; granting unto said attorney-in-fact and agent, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the substitutes for such attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

                    Name                                Title                     Date
                    ----                                -----                     ----

                                                     Director
------------------------------------------
Lawrence C. Weaver, Ph.D., D.Sc. (Hon.)


                                                     Director
------------------------------------------
W. Leigh Thompson, Ph.D.  M.D.


                                                     Director
------------------------------------------
William M. Wardell, Ph.D., M.D.


-------------------------------------------          Director
Michael Greene


                                                     Director
------------------------------------------
Julius Vida, Ph.D., M.B.A.


/s/ Farah Champsi                                    Director                  February 5, 2002
------------------------------------------
Farah Champsi

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John Howell Bullion, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign a Registration Statement on Form S-3 of Orphan Medical, Inc. and any and all amendments thereto, including post-effective amendments, for the sale of shares of Orphan by certain selling stockholders, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with such state securities commissions and other agencies as necessary; granting unto said attorney-in-fact and agent, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the substitutes for such attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

                    Name                                Title                     Date
                    ----                                -----                     ----


/s/ Lawrence C. Weaver                               Director                     February 2, 2002
------------------------------------------
Lawrence C. Weaver, Ph.D., D.Sc. (Hon.)


                                                     Director
------------------------------------------
W. Leigh Thompson, Ph.D.  M.D.


                                                     Director
------------------------------------------
William M. Wardell, Ph.D., M.D.


------------------------------------------           Director
Michael Greene


                                                     Director
------------------------------------------
Julius Vida, Ph.D., M.B.A.

                                                     Director
------------------------------------------
Farah Champsi

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John Howell Bullion, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign a Registration Statement on Form S-3 of Orphan Medical, Inc. and any and all amendments thereto, including post-effective amendments, for the sale of shares of Orphan by certain selling stockholders, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with such state securities commissions and other agencies as necessary; granting unto said attorney-in-fact and agent, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the substitutes for such attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

                    Name                                Title                     Date
                    ----                                -----                     ----


                                                     Director
------------------------------------------
Lawrence C. Weaver, Ph.D., D.Sc. (Hon.)


                                                     Director
------------------------------------------
W. Leigh Thompson, Ph.D.  M.D.


/s/ William M. Wardell                               Director                     February 1, 2002
------------------------------------------
William M. Wardell, Ph.D., M.D.


------------------------------------------           Director
Michael Greene


                                                     Director
------------------------------------------
Julius Vida, Ph.D., M.B.A.

                                                     Director
------------------------------------------
Farah Champsi

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John Howell Bullion, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign a Registration Statement on Form S-3 of Orphan Medical, Inc. and any and all amendments thereto, including post-effective amendments, for the sale of shares of Orphan by certain selling stockholders, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with such state securities commissions and other agencies as necessary; granting unto said attorney-in-fact and agent, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the substitutes for such attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

                    Name                                Title                     Date
                    ----                                -----                     ----


                                                     Director
------------------------------------------
Lawrence C. Weaver, Ph.D., D.Sc. (Hon.)


                                                     Director
------------------------------------------
W. Leigh Thompson, Ph.D.  M.D.


                                                     Director
------------------------------------------
William M. Wardell, Ph.D., M.D.


-------------------------------------------          Director
Michael Greene


/s/ Julius Vida                                      Director                     February 1, 2002
------------------------------------------
Julius Vida, Ph.D., M.B.A.

                                                     Director
------------------------------------------
Farah Champsi

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John Howell Bullion, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign a Registration Statement on Form S-3 of Orphan Medical, Inc. and any and all amendments thereto, including post-effective amendments, for the sale of shares of Orphan by certain selling stockholders, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with such state securities commissions and other agencies as necessary; granting unto said attorney-in-fact and agent, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the substitutes for such attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

                    Name                                Title                     Date
                    ----                                -----                     ----


                                                     Director
------------------------------------------
Lawrence C. Weaver, Ph.D., D.Sc. (Hon.)


/s/ W. Leigh Thompson                                Director                     February 1, 2002
------------------------------------------
W. Leigh Thompson, Ph.D.  M.D.


                                                     Director
------------------------------------------
William M. Wardell, Ph.D., M.D.


------------------------------------------           Director
Michael Greene


                                                     Director
------------------------------------------
Julius Vida, Ph.D., M.B.A.

                                                     Director
------------------------------------------
Farah Champsi